Exhibit 10.25
AMENDMENT TO CREDIT AGREEMENT
     This AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is entered into as of November ___, 2005, among METHODE ELECTRONICS, INC., a Delaware (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, and L/C Issuer.
          WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administration Agent and L/C Issuer are parties to that certain Credit Agreement, dated as of December 19, 2002 (the “Credit Agreement”) (terms defined in the Credit Agreement shall have the same respective meanings when used herein);
          WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement so as to extend the Maturity Date to January 31, 2006, all as more fully hereinafter set forth; and
          WHEREAS, the Lenders are willing to amend the Credit Agreement on the terms and conditions contained herein;
     In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE I
AMENDMENT
     Section 1.1 of the Credit Agreement is amended so that the definition of “Maturity Date” shall read in its entirety as follows:
     “Maturity Date” means (a) January 31, 2006, or (b) such earlier date upon which the Aggregate Commitments may be terminated in accordance with the terms hereof.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
     The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
     2.01. The representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof as though made on the date hereof and as though applied to the Credit Agreement as amended by this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.01, the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 (a) and (b) of the Credit Agreement).
     2.02. No Default or Event of Default has occurred and is continuing.
ARTICLE III
GENERAL
     3.01. This Amendment shall become effective as of the date hereof, subject, however, to the receipt by the Administrative Agent of counterparts of this Amendment, executed by the Borrower, the other Loan Parties whose signatures are provided for hereinbelow, and the Lenders.
     3.02. As amended or modified by this Amendment, the Loan Documents shall remain in full force and effect. References to the Credit Agreement in any of the Loan Documents shall be deemed to include a reference to the Credit Agreement as amended or modified hereby, whether or not reference is made to this Amendment. Section headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.
     3.03. This Amendment may be executed in any number of counterparts (each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument).
     3.04. The Borrower agrees to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses incurred (including legal expenses) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.
     3.05. All obligations of the Borrower and rights of the Administrative Agent and the Lenders, that are expressed herein, shall be in addition to and not in limitation to those provided by applicable law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
     3.06. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future.
     3.07. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

     3.08. This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supercedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, each parties hereto have caused this Agreement to be duly executed as of the date first above written.

METHODE ELECTRONICS,INC.

By:

Name: Douglas A. Koman
Title: Vice President

BANK OF AMERICA, N.A., as
Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender, and L/C Issuer

By:

Name:

Title:

ACKNOWLEDGEMENT
     The undersigned hereby acknowledges and agrees to the foregoing Amendment and confirms that its Loan Documents remain in full force and effect and are hereby reaffirmed.

CONNECTIVITY TECHNOLOGIES, INC.

By:

Name: Douglas A. Koman
Title: Vice President

DUEL SYSTEMS, INC.

By:

Name: Douglas A. Koman
Title: Vice President

FUTURE EQUITY, INC.

By:

Name: Douglas A. Koman
Title: Vice President

MAGNA-LASTIC DEVICES, INC.

By:

Name: Douglas A. Koman
Title: Vice President

METHODE DELAWARE HOLDINGS, INC.

By:

Name: Douglas A. Koman
Title: Vice President

METHODE DEVELOPMENT COMPANY

By:

Name: Robert J. Kuehnau
Title: Vice President

METHODE MEXICO USA, INC.

By:

Name: Douglas A. Koman
Title: Vice President